UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 22, 2004

                              CENTER BANCORP, INC.


             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                     2-81353              52-1273725
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)  (IRS Employer
           of Incorporation)                               Identification No.)



 2455 Morris Avenue, Union, New Jersey                          07083
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(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (800) 862-3683


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement  communications  pursuant  to Rule
14d-2(b)  under  the  Exchange  Act  (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement  communications  pursuant  to  Rule
13e-4(c)  under  the  Exchange  Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Mr. Robert L. Bischoff, a director of Center Bancorp, Inc. (the "Company"), died on September 22, 2004. At the time of his death, Mr. Bischoff was Chairman of the Audit Committee of the Company's Board of Directors. On September 23, 2004, the Board appointed Mr. Eugene Malinowski, an existing director of the Company, as Chairman of the Audit Committee.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CENTER BANCORP, INC.




                         By: /s/ John J. Davis
                            ----------------------------------------------------
                            Name:  John J. Davis
                            Title:  President and Chief Executive Officer



Dated:  September 23, 2004